Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes

8. Income Taxes

Loss before income taxes consists of the following (in thousands):

	2024	2023	2022
U.S. Operations	$(95,555)	$(213,971)	$(81,049)
Foreign Operations	237	197	98
Loss before income taxes	$(95,318)	$(213,774)	$(80,951)

Income tax benefit attributable to loss before income taxes is summarized as follows (in thousands):

	For the Years Ended December 31,
	2024	2023	2022
Current provision:
Federal	$1,296	$12,549	$18,635
State	1,998	4,175	7,278
Foreign	50	39	43
Total current provision	3,344	16,763	25,956
Deferred provision:
Federal	(25,004)	(40,106)	(19,872)
State	(4,727)	(8,165)	(6,474)
Total deferred provision	(29,731)	(48,271)	(26,346)
Income tax benefit	$(26,387)	$(31,508)	$(390)

A reconciliation of the U.S. Federal income tax rate of 21.0% to income tax benefit expressed as a percent of pretax loss is as follows:

	For the Years Ended December 31,
	2024	2023	2022
Federal income tax at the statutory rate	21.0%	21.0%	21.0%
(Decrease) increase in income tax benefit:
State and foreign income taxes, net of federal benefits	(1.6)	0.8	(0.7)
Jobs tax credits, net	2.2	1.1	3.9
State deferred rate change	(1.2)	1.6	(0.3)
Legal claims	(2.0)	(11.3)	—
Non-deductible expenses	(1.4)	(0.2)	0.1
Share-based compensation	(4.6)	0.9	0.1
Executive compensation	(1.1)	—	—
Non-deductible goodwill	—	—	(22.4)
Uncertain tax positions	0.0	(0.5)	0.1
Adjustments associated with prior year provision	19.0	0.7	(0.8)
Acquisition impacts	(1.9)	—	—
Minority interest	(0.5)	(0.2)	—
Lobbying and political contributions	(0.3)	(0.1)	—
Other	0.1	0.9	(0.5)
Total	27.7%	14.7%	0.5%

The increase in adjustments associated with prior year provision for 2024 is primarily attributable to finalization of the settlement agreement for the Silver matter, including partial deductibility for tax purposes, as well as the reduction in pre-tax loss.

On December 27, 2020, the Consolidated Appropriations Act was signed into law and extended the jobs credit provisions through 2025. Accordingly, jobs credits generated during the year have been recognized in the provision for income taxes for all years presented.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are presented below (in thousands):

	December 31, 2024	December 31, 2023
Deferred tax assets:
Accrued expenses	$44,957	$48,866
Allowance for credit losses and contractual allowances	22,546	23,986
Net operating losses	18,796	18,846
Share-based compensation	15,799	4,628
IRC §163(j) interest	96,961	84,696
Operating lease liability	62,587	66,769
Other	21,325	18,238
Deferred tax assets	282,971	266,029
Valuation allowances	(8,968)	(9,866)
Deferred tax assets, net	274,003	256,163

Deferred tax liabilities:
Operating lease right-of-use asset	(60,587)	(65,391)
Property and equipment	(6,575)	(14,084)
Goodwill and other intangible assets	(190,272)	(178,570)
Insurance recovery	(8,677)	(15,048)
Interest rate swaps	(2,604)	(6,101)
Deferred tax liabilities	(268,715)	(279,194)
Deferred income taxes, net	$5,288	$(23,031)

As of December 31, 2024, the Company has federal net operating loss (“NOL”) carryforwards of $11.0 million ($2.3 million deferred tax asset) that resulted from stock acquisitions the Company completed from 2013 through 2019. These NOLs are subject to limitations under Internal Revenue Code (“IRC”) §382. However, the Company expects that it will more-likely-than-not be able to use the recorded amount which takes into account the limitations of the carryforwards. The deferred tax asset for state NOL carryforwards is $7.2 million, net of the federal tax impact and valuation allowances of $9.0 million. The state NOLs have carryforward periods ranging from 1 to 20 years depending on the taxing jurisdiction.

With the enactment of the Tax Cuts and Jobs Act of 2019 on December 22, 2017, as of January 1, 2018 and as adjusted by the enactment of the CARES Act on March 25, 2020, the Company is subject to a limitation on interest expense in excess of 30% (50% for 2019 and 2020 pursuant to the CARES Act) of adjusted taxable income calculated for purposes of IRC §163(j). The limitation in any given year may be carried forward indefinitely and deducted as interest expense in future periods. The Company has federal interest expense carryforwards of $386.2 million ($81.1 million deferred tax asset) available for utilization in future years. The deferred tax asset for state interest expense carryforwards is $15.9 million.

A valuation allowance for deferred tax assets was provided as of December 31, 2024 and 2023 related to state income tax NOL carryforwards. The realization of deferred tax assets is dependent upon generating future taxable income when temporary differences become deductible. Based upon the historical and projected levels of taxable income, we believe it is more-likely-than-not that we will realize the benefits of the deductible differences after consideration of the valuation allowance.

A reconciliation of the beginning and ending amount of total unrecognized tax benefits is as follows (in thousands):

	December 31, 2024	December 31, 2023
Balance at beginning of year	$1,502	$505
(Decrease) increase related to prior year tax positions	(9)	1,502
Decrease related to current year tax positions	—	(42)
Lapse of statue of limitations	—	(463)
Balance at end of year	$1,493	$1,502

Included in the balance of total unrecognized tax benefits at December 31, 2024 are potential benefits of $0.0 million, which if recognized, would affect the effective tax rate for the year ending December 31, 2025. Unrecognized tax benefits that reduce a NOL, similar tax loss or tax credit carryforward are presented as a reduction to deferred income taxes.

We file numerous consolidated and separate income tax returns in the U.S. federal and various state and foreign jurisdictions. With few exceptions, we are no longer subject to income tax examinations by the taxing authorities for years prior to 2019. We believe that we have appropriate support for the income tax positions taken and to be taken on our income tax returns and that our accruals for income tax liabilities are adequate for all open years based on an assessment of many factors including past experience and interpretations of the tax laws as applied to the facts of each matter. We expect that the amounts of unrecognized tax benefits will be reduced by $1.5 million within the next twelve months. Total accrued interest and penalties was $0.0 million and $0.1 million as of December 31, 2024 and 2023, respectively, and are included in accrued expenses on the consolidated balance sheets.